Value Line Asset Allocation Fund, Inc.

Value Line Small Cap Opportunities Fund, Inc.

Supplement dated June 6, 2014 to

Statement of Additional Information dated August 1, 2013 (“SAI”)

The information in this Supplement updates information in, supersedes any contrary information in,

and should be read in conjunction with, the SAI.

The following changes apply to the Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (as applicable, your “Fund”), effective on or about the date of this Supplement.

1.                  Changes to Fundamental Policies. At a meeting of the shareholders of your Fund on March 31, 2014, all of the proposed changes to your Fund’s fundamental policies and investment objective were approved. The new policies are those set forth in the joint proxy statement circulated to shareholders on or about January 13, 2014. The joint proxy statement is also available for your viewing on the website of the Securities and Exchange Commission at sec.gov. The changes will be implemented upon providing the necessary disclosures to shareholders, including amending the prospectus and SAI, as appropriate.

2.                  Investment in Other Investment Companies. In connection with the approval of the new fundamental policies, shareholders of your Fund approved the elimination of the fundamental policy against investing in other investment companies. Accordingly, to implement this change, the following revisions are hereby made to your Fund’s SAI:

a. A non-principal investment strategy will be added to the section entitled “Non-Principal Investment Strategies and Associated Risks” in the SAI, as follows:

ETFs and Other Investment Companies.  The Funds may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities.  The Funds may also invest temporary cash balances and cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments.  When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.  These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses.  The Fund has no control over the investment decisions made by other investment companies.  If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose.  ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop.  The Investment Company Act of 1940 generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company.

b. The description of your Fund’s non-principal investment strategy of investing temporary cash balances in repurchase agreements will be revised as follows to reflect that your Fund may also invest such amounts in money market funds:

Repurchase Agreements. The Funds may invest temporary cash balances in money market funds and/or repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC, and the seller as a sponsoring member of FICC. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian, or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal, at all times, to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which a Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and Other Investment Companies” below.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE